UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

GENERATION INCOME PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Jackson Street Suite 3300
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2026, the operating partnership subsidiary of Generation Income Properties, Inc. (the “Company”), which is Generation Income Properties, L.P. (the “Operating Partnership”), entered into two amendments to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P., as amended (the “Partnership Agreement”). The Operating Partnership entered into an Eighth Amendment to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P. and Series B-1 Standstill and Omnibus Consent (the “Eighth Amendment”) among the Company, the Operating Partnership, and LMB Owenton I LLC, the holder of the Operating Partnership’s Series B-1 Preferred Units (the “B-1 Holder”). The Operating Partnership also entered into a Ninth Amendment to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P. and Series B-2 Omnibus Consent and Amendment to Related Agreements (the “Ninth Amendment”) among the Company, the Operating Partnership, and Lloyd M. Bernstein, individually as the holder of the Operating Partnership’s Series B-2 Preferred Units (the “B-2 Holder”).

The Eighth Amendment amends and restates Exhibit G to the Partnership Agreement, which governs the terms of the 155,185 outstanding Series B-1 Preferred Units held by the B-1 Holder. Pursuant to the Eighth Amendment, the B-1 Holder agreed to waive, relinquish and terminate any right to require the Operating Partnership, the Company or any affiliate to redeem, repurchase or otherwise acquire Series B-1 Preferred Units for cash. The B-1 Holder may, on and after July 24, 2026, exchange the Series B-1 Preferred Units for a fixed number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a ratio of one share of Common Stock per Series B-1 Preferred Unit (subject to adjustment for stock splits and similar events, including the Company’s 1-for-10 reverse stock split that occurred on July 9, 2026), unless the Company or the Operating Partnership elects in its sole discretion to settle in cash or a combination of cash and Common Stock.

The Ninth Amendment amends and restates Exhibit H to the Partnership Agreement, which governs the terms of the 698,465 outstanding Series B-2 Preferred Units held by the B-2 Holder. Pursuant to the Ninth Amendment, the B-2 Holder agreed to waive, relinquish and terminate any right to require the Operating Partnership, the Company or any affiliate to redeem, repurchase or otherwise acquire Series B-2 Preferred Units for cash. The B-2 Holder may, on and after February 6, 2027, exchange the Series B-2 Preferred Units for a fixed number of shares of Common Stock at a ratio of one share of Common Stock per Series B-2 Preferred Unit (subject to adjustment for stock splits and similar events, including the Company’s 1-for-10 reverse stock split that occurred on July 9, 2026), unless the Company or the Operating Partnership elects in its sole discretion to settle in cash or a combination of cash and Common Stock. Under the Ninth Amendment, the preferred return on the Series B-2 Preferred Units was also increased from $0.33 per unit to $0.39 per unit.

The amendments to the Partnership Agreement are intended to support the Company’s classification of the Series B-1 Preferred Units and Series B-2 Preferred Units as permanent equity for financial reporting purposes.

The foregoing descriptions of the Eighth Amendment and Ninth Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Eighth Amendment and Ninth Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 20 2025, the Company received notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it no longer maintained at least $2.5 million in stockholders’ equity, as required under Nasdaq Listing Rule 5550(b)(1) (the “Equity Requirement”) because the Company reported a stockholders’ equity deficit of ($965,694) in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, nor did the Company at the time meet the market value of listed securities of $35 million or net income from continued operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years, which are the alternative quantitative standards for continued listing on Nasdaq.

On October 6, 2025, the Company submitted to Nasdaq a written plan to become compliant with the Equity Requirement and was given until February 5, 2026, to regain compliance. Because the Company was unable to regain compliance by such date, on February 5, 2026, Nasdaq issued a delist notice that the Company timely appealed, and on March 24, 2026, a hearing was held before the Nasdaq Hearings Panel. On April 17, 2026, the Nasdaq Hearings Panel granted the Company an extension to August 4, 2026, to regain compliance with the Equity Requirement.

As a result of the Eighth Amendment and Ninth Amendment described under Item 1.01 above, the Company believes that the Series B-1 Preferred Units and Series B-2 Preferred Units will be classified as permanent equity for financial reporting purposes. The Company believes that, as of the date of this filing, stockholders’ equity is above the $2.5 million requirement. The Company will be seeking confirmation from the Panel that the Company has regained compliance with the Equity Requirement.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting.

Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. When used in this report, in future filings with the Securities and Exchange Commission (the "SEC") or in other written or oral communications, statements which are not historical in nature, including those containing words such as "continue," "anticipate," "will," "estimate," "expect," "intend," "plan," and "project" and other similar words and expressions, are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Statements regarding the following subjects, among others, may be forward-looking: the accounting treatment of the above-described amendment to the Series B-1 and Series B-2 Preferred Units of Generation Income Properties, LP (“GIPLP”); whether such amendment will be sufficient for a Nasdaq compliance determination regarding the Company’s stockholders’ equity; and the Company’s general ability to maintain the listing of its common stock on The Nasdaq Capital Market. Such statements are based on current expectations of management of the Company and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, the risk that the above-described amendment to the Series B-1 and B-2 Preferred Units of GIPLP will not result in a compliance determination by Nasdaq and the risk that the Company may otherwise be unable to satisfy the continued listing requirements of the Nasdaq Capital Market and that its common stock could be delisted. Please also refer to the risks detailed from time to time in the reports that the Company files with the SEC, including the Company's Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 3, 2026, as well as the Company's subsequent filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 7.01 Regulation FD Disclosure.

On July 17, 2026, the Company issued a press release announcing the Eighth Amendment and Ninth Amendment. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Eighth Amendment to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P. and Series B-1 Standstill and Omnibus Consent, dated July 16, 2026, by and among Generation Income Properties, Inc., Generation Income Properties, L.P. and LMB Owenton I LLC.

10.2

Ninth Amendment to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P. and Series B-2 Omnibus Consent and Amendment to Related Agreements, dated July 16, 2026, by and among Generation Income Properties, Inc., Generation Income Properties, L.P. and Lloyd M. Bernstein.

99.1	Press Release dated July 17, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date:	July 17, 2026	By:	/s/ Ron Cook
Ron Cook Principal Finance and Accounting Officer